                                                                    EXHIBIT 10.4


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                                   STANDSTILL

                                      AND

                         REGISTRATION RIGHTS AGREEMENT

                                    BETWEEN

                      OPTICAL COMMUNICATION PRODUCTS, INC.

                                      AND

                     FURUKAWA ELECTRIC NORTH AMERICA, INC.



                        Dated as of __________ ___, 2000

================================================================================

                               TABLE OF CONTENTS

ARTICLE 1 REGISTRATION RIGHTS                                                                    1
  Section 1. 1                     Certain Definitions                                           1
  Section 1. 2                     Piggyback Registrations.                                      2
  Section 1. 3                     Demand Registrations.                                         2
  Section 1. 4                     Registration Procedures                                       4
  Section 1. 5                     Expenses of Registration                                      5
  Section 1. 6                     Underwritten Registrations.                                   5
  Section 1. 7                     Rule 144 Requirements; Termination of Registration Rights.    5
  Section 1. 8                     Actions by Holders.                                           6
  Section 1. 9                     Prospectus Delivery Requirement                               6
  Section 1. 10                    Other Registration Rights                                     6
  Section 1. 11                    Standstill                                                    7
  Section 1. 12                    Listing Application                                           7
  Section 1. 13                    Damages; Injunctive Relief                                    7
  Section 1. 14                    Indemnification.                                              7
  Section 1. 15                    Assignment of Registration Rights                            10

ARTICLE 2 MISCELLANEOUS                                                                         11
  Section 2. 1                     Successors and Assigns                                       11
  Section 2. 2                     Governing Law                                                11
  Section 2. 3                     Counterparts                                                 11
  Section 2. 4                     Titles and Subtitles                                         11
  Section 2. 5                     Notices                                                      11
  Section 2. 6                     Expenses                                                     12
  Section 2. 7                     Amendments and Waivers                                       12
  Section 2. 8                     Severability                                                 12
  Section 2. 9                     Aggregation of Stock                                         12
  Section 2. 10                    Entire Agreement; No Waiver                                  12

                  STANDSTILL AND REGISTRATION RIGHTS AGREEMENT

          STANDSTILL AND REGISTRATION RIGHTS AGREEMENT, dated as of _____, 2000 (the "Agreement"), by and between Optical Communication Products, Inc., a Delaware corporation (the "Company"), and Furukawa Electric North America, Inc. ("Furukawa"), a Delaware corporation.

          WHEREAS, Furukawa owns an aggregate of ________________ shares (the "Furukawa Shares") of Class B Common Stock, par value $.001 per share, of the Company (the "Class B Common Stock"), which are convertible into an aggregate of ________________ shares of Class A Common Stock, par value $.001 per share, of the Company (the "Class A Common Stock");

          WHEREAS, Furukawa and the Company desire to enter into this Agreement to provide Furukawa with the right to register shares of Class A Common Stock issuable to Furukawa upon the conversion of the shares of Class B Common Stock owned by Furukawa as of the date hereof; and

          WHEREAS, Furukawa and the Company desire to enter into a standstill agreement whereby Furukawa shall not to acquire any additional shares of Class A Common Stock.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE 1

                              REGISTRATION RIGHTS

Section 1.1  Certain Definitions.  As used in this Agreement, the following
             -------------------
terms shall have the respective meanings set forth below:

       (a) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       (b) "Holder" means the entity which is then the record owner of Registrable Securities which have not been sold to the public.

       (c) "Registrable Securities" means (i) the shares of Class A Common Stock issuable to Furukawa upon the conversion of the Furukawa Shares and (ii) any shares of Class A Common Stock issued or issuable with respect to the Furukawa Shares (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided that any such share shall cease to be a Registrable Security when sold pursuant to a registration statement declared effective under the Securities Act or sold to the public pursuant to a broker transaction under Rule 144 promulgated thereunder.

       (d) "Registration Expenses" means all expenses incurred by the Company in compliance with Sections 1.2 and 1.3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements of a single special counsel for the Holder.

       (e) "SEC" means the United States Securities and Exchange Commission.

       (f) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

       (g) "Selling Expenses" means all underwriting discounts, selling commissions and transfer taxes applicable to the sale of securities by the Holder, in an offering pursuant to this Agreement.

Section 1.2  Piggyback Registrations.
             -----------------------

       (a) If the Company shall determine to register any of its securities under the Securities Act, either for its own account or the account of a security holder or holders exercising their registration rights, other than pursuant to (i) Section 1.3; (ii) a registration statement relating solely to employee benefit, stock option or purchase plans, or a transaction pursuant to Rule 145 promulgated under the Securities Act; or (iii) an offering on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

             (i) promptly give to each Holder written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

            (ii) use its reasonable best efforts to include in such registration statement all of the Registrable Securities specified in a written request or requests made by each Holder within twenty days after receipt of the written notice from the Company described in Section 1.2(a)(i). If the underwriter advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, the shares sought to be included therein by the Holders shall be reduced pro rata, including a reduction to zero.

       (b) If any Holder disapproves of the terms of any Company underwriting in which its shares are to be included under this Section 1.2, it may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the registration statement.

Section 1.3  Demand Registrations.
             --------------------

      (a) At any time after the first anniversary of the date of this Agreement, if the Company receives in writing a request that the Company effect the registration under the Securities Act of Registrable Securities, of with a minimum aggregate offering price of

$20,000,000 (as determined with reference to the number of shares proposed to be sold in such registration multiplied by the average closing price, or if no closing price is available, the mean of the bid and asked prices, over the fifteen trading days preceding the date of such written demand), the Company will:

         (i) promptly give written notice of the proposed registration to all other Holders; and

        (ii) as soon as practicable, prepare and file and use commercially reasonable efforts to cause to become effective such registration statement as may be so requested and as would permit or facilitate the sale and distribution of such portion of the Registrable Securities as is specified in such request, together with such additional portion of the Registrable Securities of any Holder(s) joining in such request as may be specified in a written request given to the Company within twenty days after receipt of the written notice from the Company specified in Section 1.3(a)(i).

    (b) If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration statement that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed pro rata among such Holders who requested inclusion of Registrable Securities in such registration statement according to the number of shares of Registrable Securities owned by each. Neither the Company nor any other stockholder may include shares in such registration statement without the consent of Holders of a majority of the Registrable Securities included therein if the underwriter managing such offering advises the Holders who have included Registrable Securities in such registration statement that the inclusion of such additional shares may either limit the number of Registrable Securities which can be sold or adversely affect the price at which such Registrable Securities can be sold.

    (c) Notwithstanding Section 1.3(b), the Company shall have the right, exercisable by written notice to the initiating Holder(s) within thirty days after receipt of a request to effect a registration under the Securities Act, to include the Company's shares in such registration, in which event such registration shall be deemed to be a Company-initiated registration, and the Holders shall have the right to include their Registrable Securities and shares of Class A Common Stock, as the case may be, therein to the extent permitted under Section 1.2.

    (d) The Company shall not be obligated to effect more than ten registrations under this Section 1.3. Such registrations shall be on Form S-3 when the Company is eligible to use that form under SEC rules, but otherwise may be on Form S-1. No registration statement initiated by Holders hereunder shall count as a registration under this Section 1.3 unless and until it shall have been declared effective. Any registration requested under this Section 1.3 which shall not become effective solely by reason of the refusal of the Holders participating therein to proceed with the registration shall count as a registration effected under this Section 1.3 unless and until the Company shall have been reimbursed for the Registration Expenses incurred by it in connection therewith.

Section 1.4  Registration Procedures.  In the case of each registration
             -----------------------
statement filed by the Company pursuant to this Agreement, the Company will, at its expense, do the following for the benefit of the Holders:

       (a) use its reasonable best efforts to keep such registration statement effective for a period of 180 days or until the Holders have completed the distribution described in the registration statement relating thereto, or such shorter period of time as is specified by Rule 174 promulgated under the Securities Act, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Securities Act and applicable state securities laws and notify each Holder, promptly after it receives notice thereof, of the time when such registration statement becomes effective;

       (b) cause all such securities to be sold by the Holders to be listed on each securities exchange on which similar securities issued by the Company are then listed and use its reasonable best efforts to register or qualify the securities to be sold by the Holders under such registration under the applicable securities or "blue sky" laws of such jurisdictions as the underwriter of such offering shall reasonably deem necessary in order to ensure a successful offering; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

       (c) furnish such number of prospectuses, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents incident thereto, including without limitation, copies of all registration statements and amendments or supplements thereto, if any, as the Holders from time to time may reasonably request in order to facilitate the disposition of Registrable Securities;

       (d) furnish a cold comfort letter, in customary form, from the Company's independent accountants;

       (e) in connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.3, the Company will enter into an underwriting agreement necessary to effect the offer and sale of the Registrable Securities, provided such underwriting agreement contains usual and customary underwriting provisions and is entered into by the Holders and provided further that if the managing underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

       (f) permit each selling Holder and one counsel for all such selling Holder to inspect and copy such corporate documents as may be reasonably requested, subject to receipt of such written confidentiality undertaking as the Company may reasonably request;

       (g) advise each selling Holder, promptly after it shall receive notice or obtains knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of any registration statement which includes any securities to be sold by such Holders or the initiation or threatening of any proceeding for such purpose and shall promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

       (h) in connection with the preparation and filing of each registration statement, permit a selling Holder, its counsel and underwriter to participate in the preparation of such registration statement (and any amendment or supplement thereto) and any prospectus included therein or filed with the SEC, and will give each of them reasonable access to the Company's books and records and opportunities to discuss the business of the Company with its officers, counsel and independent public accountants as shall be necessary in the reasonable opinion of such Holder, to conduct a reasonable investigation, within the meaning of the Securities Act.

       (i) will cause representatives of the Company to participate in any road shows reasonably requested by the Holder of an underwritten offering of Registrable Securities, the schedule of which road shows will be coordinated with Company management to ensure that such road shows do not conflict with material business commitments of Company management.

Section 1.5  Expenses of Registration.  In the event of a registration in which
             ------------------------
securities held by Holders are included under this Agreement, the Company shall pay all Registration Expenses, but shall not be required to pay or otherwise assume responsibility for Selling Expenses, which shall be the sole responsibility of the selling Holders.

Section 1.6  Underwritten Registrations.
             --------------------------

       (a) The Company shall have the right to select the managing underwriter or underwriters for any underwritten offering made pursuant to a registration under Section 1.2. The Holder shall have the right to select the managing underwriter or underwriters in any registration under Section 1.3, so long as it is an underwriter of nationally recognized standing in the United States.

       (b) In connection with any public offering by the Company, the Holders shall, if requested by the managing underwriter or underwriters thereof, agree not to sell any of their Registrable Securities or any other securities of the Company owned or acquired by such Holders in any transaction other than pursuant to such underwritten offering for a period beginning sixty days prior to the date the Company and the underwriter reasonably expect the registration statement to become effective, and for such period not to exceed 90 days as determined in the good faith judgment of the board of directors of the Company (or a period not to exceed 180 days if all executive officers and all members of the board of directors unanimously agree). Such agreement shall be pursuant to the standard form of lock-up agreement of the managing underwriter or underwriters of such initial public offering.

       (c) The Company may delay for a maximum of three months any underwritten offering pursuant to Section 1.2 or Section 1.3 when, in the good faith judgment of the board of directors with the benefit of legal advice from the Company's counsel, a condition or pending transaction exists, the disclosure of which would reasonably be expected to have a material adverse effect on the Company.

Section 1.7  Rule 144 Requirements; Termination of Registration Rights.
             ---------------------------------------------------------

       (a) For so long as there are Registrable Securities outstanding, the Company shall undertake to make publicly available, and available upon request to the Holders of Registrable Securities, such information as is necessary to enable Holders to make sales of their stock pursuant to Rule 144. The Company shall furnish to any such Holder, upon request, a written statement executed by the Company setting forth the steps it has taken to comply with the current public information requirements of Rule 144.

       (b) The rights of a Holder to demand or participate in any registration effected under this Agreement shall terminate as to such Holder at such time as such Holder (i) holds less than five percent of the fully diluted shares of Class A Common Stock, or (ii) the second anniversary date of this Agreement has occurred and such Holder is eligible to dispose of its shares pursuant to Rule 144(k), as in effect at such time.

Section 1.8  Actions by Holders.
             ------------------

       (a) Each Holder included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

       (b) Each Holder participating in any distribution of Registrable Securities pursuant to this Agreement shall execute and deliver an underwriting agreement, a custody agreement and such other documents as reasonably requested by the Company, the managing underwriter or their respective counsel.

       (c) Each Holder participating in any distribution of Registrable Securities pursuant to this Agreement shall cooperate in a commercially reasonable manner with the Company and the managing underwriter.

       (d) Each Holder participating in any distribution of Registrable Securities pursuant to this Agreement shall promptly discontinue using any prospectus upon receipt of notice from the Company that such prospectus contains or may contain an untrue statement of omission of a material fact required to be stated therein, in light of the circumstance when made.

Section 1.9   Prospectus Delivery Requirement.  In the event that any Holders
              -------------------------------
propose to distribute any Registrable Securities in a registered offering which is not underwritten, such Holders severally agree to comply with the prospectus delivery requirements of the Securities Act with respect to such distribution and to furnish evidence of such compliance to the extent reasonably requested by the Company in connection with such distribution.

Section 1.10  Other Registration Rights.  From and after the date of this
              -------------------------
Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company prior to the date on which the Holders may initiate a registration or to initiate a registration in which the Holders may not participate in proportion to their stock ownership, provided that this
Section 1.10 shall not limit the right of the Company to enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right, upon any registration of any of the Company's securities, to include, among the securities which the Company is then registering, securities owned by such holder. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the rights of the Holders as provided in this Agreement.

Section 1.11  Standstill.  During a period of 180 days following the date of
              ----------
this Agreement, neither Furukawa nor any of its representatives or affiliates shall, without the prior consent of the Company's board of directors or any committee thereof delegated the responsibility for such matters (excluding the vote or consent of any directors appointed by or on behalf of Furukawa):

        (a) Acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of the Company or any successor to the Company, (excluding in any event voting securities the Company indirectly held through mutual funds and other such passive investment vehicles over which neither Furukawa nor any of its affiliates or representatives retain any investment discretion); or

        (b)   Form, join or in any way participate in a "group" as defined in
Section 13(d)(3) of the Exchange Act, in connection with the foregoing.

        For purposes of this Section, (i) "Voting Securities" shall mean, with respect to the Company, shares of the Class A Common Stock; provided, that for purposes of this definition any securities which at such time are convertible or exchangeable into or exercisable for shares of Class A Common Stock of the Company shall be deemed to have been so converted, exchanged or exercised; and
(ii) "Group" shall mean, with respect to the Voting Securities of the Company, any group of persons formed for the purpose of acquiring, holding, voting or disposing of such Voting Securities which would require under Section 13(d) of the Exchange Act and the rules and regulations thereunder to file a statement on
Schedule 13D with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Voting Securities representing more than five percent of the total combined voting power of all such Voting Securities then outstanding.

Section 1.12  Listing Application.  If shares of any class of stock of the
              -------------------
Company shall be listed on a national securities exchange or qualified for inclusion on any interdealer quotation system, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by the Holders.

Section 1.13  Damages; Injunctive Relief.  The Company recognizes and agrees
              --------------------------
that the Holders shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure damages shall not be an exclusive remedy and the Holders, or any of them, may seek specific performance of the Company's obligations hereunder.

Section 1.14  Indemnification.
              ---------------

              (a) The Company will, and hereby does, agree to indemnify and hold harmless each Holder whose securities of the Company are included in any registration statement, each of its officers, directors, agents, employees and partners, and each person controlling (within the meaning of the Securities Act) such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such Holder or underwriter within the meaning of the Securities Act, against all claims, losses, damages, and liabilities (joint or several) or actions in respect thereof arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus (and all amendments and supplements thereto) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances when made, not misleading or (ii) any violation by the Company of the Securities Act or the Exchange Act or the securities laws of any state or any rule or regulation under the securities laws of any state applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. The Company, subject to compliance with the provisions of Section 1.14(c), will promptly after invoice reimburse each such Holder, each of its officers, directors, agents, employees and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter and stated to be expressly for use therein and provided further, that in no event shall the Company be liable for the fees and expenses of more than one law firm (and one firm of local counsel) for all Holders in connection with any such claim, loss, damage, liability or action.

              (b) Each Holder will, if securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, employees and agents and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls (within the meaning of the Securities Act) the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors, employees, agents and partners, and each person controlling (within the meaning of the Securities Act) such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus (and all amendments and supplements thereto) incident to any such registrations, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances when made, not misleading, or (ii) any violation by such Holder of the Securities Act or the Exchange Act or any rule or regulation under the Securities Act or the Exchange Act or the securities laws of any state applicable to such Holder, and will promptly reimburse the Company and such other Holders' directors, officers, employees, agents, partners, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be expressly for use therein; provided that in no event shall any indemnity under this paragraph exceed the net proceeds from the offering received by such Holder if such Holder (x) is not, individually or through its affiliates or controlling persons, a director, executive officer or beneficial holder of in excess of ten percent of the outstanding Voting Securities of the Company and (y) had no knowledge regarding the untruth of any statement (or alleged untrue statement), or any omission (or alleged omission) upon which any indemnity is sought under this Section 1.14(b). It is understood and agreed that the indemnity stated in this Section 1.14(b) is a condition precedent to the Company's obligation to include securities of the Holder in any registration statement; that the Company will be relying upon this indemnity as an inducement in doing so; that the Company may, at its option, require an instrument executed by the Holder and expressly reaffirming this indemnity as a precondition to proceeding with the registration of any securities under this Agreement; and that even in the absence of such instrument, the decision of the Holder to proceed with such registration shall be deemed a reaffirmation of the provision.

              (d) Each party entitled to indemnification under this Section 1.14 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Agreement (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof). The Indemnified Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnifying Party promptly after receiving the aforesaid notice from such Indemnifying Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party; provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such of defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate (but not control) in the defense of such action on behalf of such Indemnified Party or Parties and the reasonable fees and expenses of such counsel shall be paid by the Indemnifying Party unless such different or additional defenses are determined by a court of competent jurisdiction to be invalid or such court bases its decision on common defenses, in which cases the Indemnified Party or Parties shall pay the fees and expenses of such separate counsel.

              (e) No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment against or enter into any settlement concerning any Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall provide such reasonable cooperation and shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom. No Indemnified Party shall have the right to settle, compromise or otherwise make a statement against interest in connection with any such claim or litigation, except with the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

             (f) If the indemnification provided for in this Section 1.14 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution under this paragraph exceed the net proceeds from the offering received by such Holder if such Holder (i) is not, individually or through its affiliates or controlling persons, a director, executive officer or beneficial holder of in excess of ten percent of the outstanding Voting Securities of the Company and (ii) had no knowledge regarding the untruth of any statement (or alleged untrue statement), or any omission (or alleged omission) upon which any contribution is sought under this Section 1.14.

Section 1.15     Assignment of Registration Rights.  The rights to cause the
                 ---------------------------------
Company to register Registrable Securities pursuant to this Article 1 may be assigned by Furukawa to a third party; provided, that such transfer shall be subject to the following: (A) the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement. Control, for purposes of this Agreement, is defined as ownership of more than (i) seventy five of the equity interest in an entity and (ii) seventy five of the voting power on all matters.

                                   ARTICLE 2

                                 MISCELLANEOUS


Section 2.1  Successors and Assigns.  Except as otherwise provided herein, the
             ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 2.2  Governing Law.  This Agreement shall be governed by and construed
             -------------
under the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law.

Section 2.3  Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 2.4  Titles and Subtitles.  The titles and subtitles used in this
             --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 2.5  Notices.  All notices and other communications hereunder shall be
             -------
in writing and shall be deemed given if delivered personally, by internationally recognized delivery service or sent via facsimile (with confirmation of receipt) to the parties at the address for each party set forth beneath each party's name as follows (or at such other address for a party as shall be specified by like notice):

             (i)    if to the Company:
                    -----------------

                    Optical Communication Products, Inc.
                    20961 Knapp Street
                    Chatsworth, California 91311
                    Attn:  Chief Executive Officer
                    Fax:  (818) 701-1468

               with a copy (which shall not constitute notice) to:

                    Brobeck, Phleger & Harrison LLP
                    550 South Hope Street
                    Los Angeles, California 90071
                    Attn:  Kenneth R. Bender
                    Fax:  (213) 239-1324

              (ii)  if to Furukawa:
                    --------------

                    Furukawa Electric North America, Inc.
                    900 Lafayette Street, Suite 506
                    Santa Clara, CA 95050
                    Attn:  President
                    Fax:  (408) 249-3094

               with a copy (which shall not constitute notice) to:

                    Squire, Sanders & Dempsey L.L.P.
                    One Maritime Plaza, Suite 300
                    San Francisco, CA 94111
                    Attn:  Thomas H. Woofter, Esq./Maureen Bennett, Esq.
                    Fax:  (415) 391-2493

          Notice given by personal delivery or courier service shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

Section 2.6  Expenses.  If any action at law or in equity is necessary to
             --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 2.7  Amendments and Waivers.  Any term of this Agreement may be amended
             ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

Section 2.8  Severability.  If one or more provisions of this Agreement are held
             ------------
to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Section 2.9  Aggregation of Stock.  All shares of Registrable Securities held or
             --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 2.10  Entire Agreement; No Waiver.  This Agreement (including the
              ---------------------------
Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. No course of dealing between or among the parties hereto or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such party.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


                             OPTICAL COMMUNICATION PRODUCTS


                             By: __________________________________
                             Name: _______________________________
                             Title: _______________________________


                             FURUKAWA ELECTRIC NORTH AMERICA, INC.


                             By: __________________________________
                             Name: _______________________________
                             Title: _______________________________